EXHIBIT (1)(b)
                                                                            5/95
FIRST AMERICAN INVESTMENT FUNDS, INC.

ARTICLES SUPPLEMENTARY

        First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

        FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

        SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

        (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

        (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

        (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

        (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

        (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

        (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

        (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

        (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

        (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

        (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

        (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

        (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

        (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

        (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

        (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

        (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (37) Class M Common Shares: Two billion (2,000,000,000) Shares.

        (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (40) Class N Common Shares: Two billion (2,000,000,000) Shares.

        (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (43) Class O Common Shares: Two billion (2,000,000,000) Shares.

        (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (46) Class P Common Shares: Two billion (2,000,000,000) Shares.

        (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (49) Class Q Common Shares: Two billion (2,000,000,000) Shares.

        (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (52) Class R Common Shares: Two billion (2,000,000,000) Shares.

        (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (55) Class S Common Shares: Two billion (2,000,000,000) Shares.

        (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (58) Class T Common Shares: Two billion (2,000,000,000) Shares.

        (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (61) Class U Common Shares: Two billion (2,000,000,000) Shares.

        (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (64) Unclassified Shares: Seventy-four billion (74,000,000,000) Shares.

        THIRD: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on March 6, 1995, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the
Corporation:

        (1) Class V Common Shares: Two billion (2,000,000,000) Shares.

        (2) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

        (3) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        FOURTH: The Shares classified pursuant to THIRD above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to THIRD above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

        FIFTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

        (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

        (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

        (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

        (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

        (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

        (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

        (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

        (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

        (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

        (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

        (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

        (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

        (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

        (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

        (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

        (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (37) Class M Common Shares: Two billion (2,000,000,000) Shares.

        (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (40) Class N Common Shares: Two billion (2,000,000,000) Shares.

        (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (43) Class O Common Shares: Two billion (2,000,000,000) Shares.

        (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (46) Class P Common Shares: Two billion (2,000,000,000) Shares.

        (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (49) Class Q Common Shares: Two billion (2,000,000,000) Shares.

        (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (52) Class R Common Shares: Two billion (2,000,000,000) Shares.

        (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (55) Class S Common Shares: Two billion (2,000,000,000) Shares.

        (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (58) Class T Common Shares: Two billion (2,000,000,000) Shares.

        (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (61) Class U Common Shares: Two billion (2,000,000,000) Shares.

        (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (64) Class V Common Shares: Two billion (2,000,000,000) Shares.

        (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000)
Shares.

        (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000)
Shares.

        (67) Unclassified Shares: Sixty-eight billion (68,000,000,000) Shares.

        SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

        IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary on June 14, 1995.

                     First American Investment Funds, Inc.


                     By           /s/ Keith L. Stewart
                                      Its Vice President

WITNESS:


/s/ Michael J. Radmer
Michael J. Radmer, Secretary

The abovesigned, Vice President of First American Investment Funds, Inc. who executed on behalf of said corporation, the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.